EXHIBIT 10.25

CONVERSION FORM

(IN CONNECTION WITH OFFER LETTER FROM COMPANY DATED JUNE 14, 2021)

12.0% Unsecured Convertible Promissory Notes

MIDWEST ENERGY EMISSIONS CORP.

1. The undersigned is the record and beneficial owner of the 12.0% 2019-Unsecured Convertible Promissory Note identified below (the “Note”) of Midwest Energy Emissions Corp., a Delaware corporation (the “Company”). Capitalized terms used in this Conversion Form and not otherwise defined shall have the meaning ascribed thereto in the Note.

2. The undersigned hereby irrevocably exercises the option to convert the full principal amount of the Note of the Company into the number of shares of Common Stock set forth below at the conversion price of $0.50 per share. In addition thereto, and notwithstanding anything to the contrary contained in the Note, the Company has agreed to issue, and the undersigned hereby irrevocably elects to accept, the number of shares of Common Stock set forth below at the rate of $1.00 per share, for all accrued and unpaid interest, and additional interest through September 30, 2021, in lieu of the payment of interest in cash as provided for in the Note upon conversion.

No. of Shares (Conversion of Principal):	______________________

Interest Shares (through June 30, 2021):	______________________

Additional Interest Shares (July 1 through Sept. 30, 2021):	______________________

Total No. of Shares:	______________________

3. The undersigned has full power and authority to execute this Conversion Form and directs that the shares of Common Stock issuable upon conversion be issued and delivered to the undersigned.

4. Upon delivery of the shares of Common Stock set forth above to the undersigned, the Note shall be deemed paid in full and the Company will have no further liability thereunder.

5. Signature delivered via facsimile or other electronic means shall be deemed an original signature hereto.

IN WITNESS WHEREOF, the undersigned has executed this Conversion Form as of the date set forth below.

Dated: _______________
Name of Holder of Note

Signature and title (if applicable)

MEEC-CN-2019-
Promissory Note No.

U.S. $
Original Principal Amount

Accepted and Agreed:

Midwest Energy Emissions Corp.

By:
Name:
Title: